Exhibit 24.1


                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/PATRICIA C. EDMONDS
                                                     ---------------------------
                                                     Patricia C. Edmonds
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/DAVID P. ALLRED
                                                     ---------------------------
                                                     David P. Allred, M.D.
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/EARL H. BERGEN
                                                     ---------------------------
                                                     Earl H. Bergen
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/ROBERT C. COLEMAN
                                                     ---------------------------
                                                     Robert C. Coleman
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/JOHN W. DRUMMOND
                                                     ---------------------------
                                                     John W. Drummond
                                                     Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/JAMES M. HORTON
                                                     ---------------------------
                                                     James M. Horton
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/WAYNE Q. JUSTESEN, JR.
                                                     -------------------------
                                                     Wayne Q. Justesen, Jr.
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/CLINTON C. LEMON, JR.
                                                     ------------------------
                                                     Clinton C. Lemon, Jr.
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/THOMAS C. LYNCH, JR.
                                                     -----------------------
                                                     Thomas C. Lynch, Jr.
                                                     Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/H. EDWARD MUNNERLYN
                                                     ---------------------------
                                                     H. Edward Munnerlyn
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/GEORGE B. PARK
                                                     ---------------------------
                                                     George B. Park
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/JOSEPH H. PATRICK, JR.
                                                     -------------------------
                                                     Joseph H. Patrick, Jr.
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/GEORGE D. RODGERS
                                                     ---------------------------
                                                     George D. Rodgers
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/CHARLES J. ROGERS
                                                     ---------------------------
                                                     Charles J. Rogers
                                                     Director

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/THOMAS E. SKELTON
                                                     ---------------------------
                                                     Thomas E. Skelton
                                                     Director

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         WHEREAS, Community Capital Corporation, a South Carolina corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, and any and all amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to said Registration Statement, all in connection with the Company's registration under the Act of the Community Capital Corporation 1997 Stock Incentive Plan (the "Plan"), including up to 600,000 shares in the aggregate of common stock, $1.00 par value per share, of the Company (the "Common Stock") to be issued pursuant thereto and all other interests offered or sold under the Plan; and all upon the terms and in the manner to be set forth in said Registration Statement, referred to above;

         NOW, THEREFORE, the undersigned in his/her capacity as a director of the Company, does hereby appoint each of William G. Stevens and James H. Stark the undersigned's true and lawful attorney-in-fact with power to act with or without the undersigned, and with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, and in the undersigned's capacity as a director of the Company, said Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments as said attorney-in-fact shall deem necessary or incidental in connection therewith and to deliver and file the same with the Commission, for and on the undersigned's behalf, and in the undersigned's name and in the undersigned's capacity or capacities as aforesaid. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 18th day of February, 2000.


                                                     /S/LEX D. WALTERS
                                                     ---------------------------
                                                     Lex D. Walters
                                                     Director